                                                                   Exhibit 99(a)


                        KEYCORP STUDENT LOAN TRUST 2002-A

     Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)


                             DISTRIBUTION DATE:       FEBRUARY 27, 2003
                                                      --------------------------


(i)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:                  $23,723,118.16
            ( $0.00029001367           per $1,000 original principal amount of Class I-A-1 Notes)          ----------------
              -------------------------

(ii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2 Notes:                           $0.00
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)         ----------------
              -------------------------

(iii)   Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                             $0.00
            ( $0.00000000000           per $1,000 original principal amount of Class I-B Notes)            ----------------
              -------------------------

(iv)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:                 $18,761,676.03
            ( $0.00014001251           per $1,000 original principal amount of Class II-A-1 Notes)         ----------------
              -------------------------

(v)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                          $0.00
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)         ----------------
              -------------------------

(vi)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:                      $661,371.00
            ( $0.00000808522           per $1,000 original principal amount of Class I-A-1 Notes)          ----------------
              -------------------------

(vii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:                    $1,582,685.26
            ( $0.00000864855           per $1,000 original principal amount of Class I-A-2 Notes)          ----------------
              -------------------------

(viii)  Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                         $89,040.14
            ( $0.00001085855           per $1,000 original principal amount of Class I-B Notes)            ----------------
              -------------------------

(ix)    Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:                   $1,124,066.15
            ( $0.00000838855           per $1,000 original principal amount of Class II-A-1 Notes)         ----------------
              -------------------------

(x)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:                   $5,295,438.55
            ( $0.00000955855           per $1,000 original principal amount of Class II-A-2 Notes)         ----------------
              -------------------------

(xi)    Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
           (1)Distributed to Class I-A-1 Noteholders:                        $0.00
                                                                             --------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------------
           (2)Distributed to Class I-A-2 Noteholders:                        $0.00
                                                                             --------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-A-2 Notes)
              -------------------------
           (3)Distributed to Class I-B Noteholders:                          $0.00
                                                                             --------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-B Notes)
              -------------------------
           (4)Distributed to Class II-A-1 Noteholders:                       $0.00
                                                                             --------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------------
           (5)Distributed to Class II-A-2 Noteholders:                       $0.00
                                                                             --------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------
           (6)Balance on Class I-A-1 Notes:                            $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------------



                                Page 5 of 8 pages

                        KEYCORP STUDENT LOAN TRUST 2002-A

     Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

                             DISTRIBUTION DATE:       FEBRUARY 27, 2003
                                                      --------------------------



           (7)Balance on Class I-A-2 Notes:      $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-A-2 Notes)
              -------------------------
           (8)Balance on Class I-B Notes:        $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-B Notes)
              -------------------------
           (9)Balance on Class II-A-1 Notes:     $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------------
          (10)Balance on Class II-A-2 Notes:     $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------

(xii)   (X)   Payments made under the Group I Cap Agreement on such date:
            ( $0.00                    with respect to the Class I-A-1 Notes,
              -------------------------
              $0.00                    with respect to Class I-A-2 Notes, and
              -------------------------
              $0.00                    with respect to Class I-B Notes), and
              -------------------------
        (Y)   payments made under the Group II Cap Agreement on such date:
            ( $0.00                    with respect to Class II-A-1 Notes and
              -------------------------
              $0.00                    with respect to the Class II-A-2 Notes); and
              -------------------------
              the total outstanding amount owed to the Cap Provider:
              $0.00                    with respect to the Group I Cap Agreement and
              -------------------------
              $0.00                    with respect to the Group II Cap Agreement.
              -------------------------

(xiii)  (X)   GROUP I POOL BALANCE at the end of the related Collection Period:                        $241,775,703.98          and
                                                                                                       ----------------
        (Y)   GROUP II POOL BALANCE at the end of the related Collection Period:                       $645,739,591.76
                                                                                                       ----------------

(xiv)   After giving effect to distributions on this Distribution Date:
        (a)     (1)OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:                        $58,076,881.84
                                                                                            ---------------
                (2)Pool Factor for the Class I-A-1 Notes:                         0.709986300
                                                                                  ------------
        (b)     (1)outstanding principal amount of CLASS I-A-2 Notes:                       $183,000,000.00
                                                                                            ---------------
                (2)Pool Factor for the Class I-A-2 Notes:                         1.000000000
                                                                                  ------------
        (c)     (1)outstanding principal amount of CLASS I-B Notes:                           $8,200,000.00
                                                                                            ---------------
                (2)Pool Factor for the Class I-B Notes:                           1.000000000
                                                                                  ------------
        (d)     (1)outstanding principal amount of CLASS II-A-1 Notes:                      $115,238,323.97
                                                                                            ---------------
                (2)Pool Factor for the Class II-A-1 Notes:                        0.859987500
                                                                                  ------------
        (e)     (1)outstanding principal amount of CLASS II-A-2 Notes:                      $554,000,000.00
                                                                                            ---------------
                (2)Pool Factor for the Class II-A-2 Notes:                        1.000000000
                                                                                  ------------

(xv)    NOTE INTEREST RATE for the Notes:
        (a)   In general:
                (1)Three-Month LIBOR
                   for the period from the previous Distribution Date to this Distribution Date was                        1.80582%
                                                                                                                     ---------------
                (2)the Student Loan Rate was     for Group I:                     4.90587%             and Group II:   3.71184%
                                                                                  ---------                            ---------



                                Page 6 of 8 pages

                        KEYCORP STUDENT LOAN TRUST 2002-A

     Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

                             DISTRIBUTION DATE:       FEBRUARY 27, 2003
                                                      --------------------------





        (b)   Note Interest Rate for the CLASS I-A-1 Notes:                       1.86582%        based on        Index-based Rate
                                                                                  ---------------                 -----------------
        (c)   Note Interest Rate for the CLASS I-A-2 Notes:                       1.99582%        based on        Index-based Rate
                                                                                  ---------------                 -----------------
        (d)   Note Interest Rate for the CLASS I-B Notes:                         2.50582%        based on        Index-based Rate
                                                                                  ---------------                 -----------------
        (e)   Note Interest Rate for the CLASS II-A-1 Notes:                      1.93582%        based on        Index-based Rate
                                                                                  ---------------                 -----------------
        (f)   Note Interest Rate for the CLASS II-A-2 Notes:                      2.20582%        based on        Index-based Rate
                                                                                  ---------------                 -----------------

(xvi)   Amount of MASTER SERVICING FEE for related Collection Period:
              $500,536.35              with respect to the GROUP I Student Loans and
              -------------------------
              $1,341,897.74            with respect to the GROUP II Student Loans
              -------------------------
            ( $0.00000611903           per $1,000 original principal amount of Class I-A-1 Notes,
              -------------------------
              $0.00000273517           per $1,000 original principal balance of Class I-A-2 Notes
              -------------------------
              $0.00006104102           per $1,000 original principal balance of Class I-B Notes,
              -------------------------
              $0.00001001416           per $1,000 original principal balance of Class II-A-1 Notes and
              -------------------------
              $0.00000242220           per $1,000 original principal balance of Class II-A-2 Notes);
              -------------------------

(xvii)  Amount of ADMINISTRATION FEE for related Collection Period:
              $817.26                  with respect to the GROUP I Notes and
              -------------------------
              $2,182.74                with respect to the GROUP II Notes
              -------------------------
            ( $0.00000000999           per $1,000 original principal amount of Class I-A-1 Notes,
              -------------------------
              $0.00000000447           per $1,000 original principal balance of Class I-A-2 Notes
              -------------------------
              $0.00000009967           per $1,000 original principal balance of Class I-B Notes,
              -------------------------
              $0.00000001629           per $1,000 original principal balance of Class II-A-1 Notes and
              -------------------------
              $0.00000000394           per $1,000 original principal balance of Class II-A-2 Notes);
              -------------------------

(xviii) (a)   Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
              $0.00                    with respect to the GROUP I Student Loans
              -------------------------
              $0.00                    with respect to the GROUP II Student Loans
              -------------------------
        (b)   Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                   with respect to the GROUP I Student Loans
                                                                        # of
                                                                        Loans                    $ Amount
              30-60 Days Delinquent                                      564                     $7,634,278
              61-90 Days Delinquent                                      161                     $2,184,351
              91-120 Days Delinquent                                      18                       $569,495
              More than 120 Days Delinquent                              129                     $1,643,491
              Claims Filed Awaiting Payment                                0                             $0

                   and with respect to the GROUP II Student Loans.
                                                                        # of
                                                                       Loans                     $ Amount
              30-60 Days Delinquent                                    1,965                     $15,958,866
              61-90 Days Delinquent                                      453                      $4,491,821
              91-120 Days Delinquent                                     296                      $3,060,898
              More than 120 Days Delinquent                              314                      $3,308,688
              Claims Filed Awaiting Payment                              101                      $1,096,016




                                Page 7 of 8 pages

                        KEYCORP STUDENT LOAN TRUST 2002-A

     Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

                             DISTRIBUTION DATE:       FEBRUARY 27, 2003
                                                      --------------------------


(xix)   Amount in the GROUP I PRE-FUNDING Account:                           $1,941,581.00
                                                                             -------------
        Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                        $0.00
                                                                             --------------
        Amount remainging in the Group I Subsequent Student Loan Pre-Funding Sub-Account being transferred
        to the Group I Other Student Loan Pre-Funding Sub-Account:           $9,458.44
                                                                             --------------
(xx)    Amount in the GROUP II PRE-FUNDING Account:                          $25,828,601.31
                                                                             --------------
        Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                        $0.00
                                                                             --------------
        Amount remainging in the Group II Subsequent Student Loan Pre-Funding Sub-Account being transferred
        to the Group II Other Student Loan Pre-Funding Sub-Account:          $0.00
                                                                             --------------

(xxi)   Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date                $204,106.67
                                                                                                             -------------
(xxii)  Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
        Policy:    $0.00
                   --------------------

(xxiii) Amount paid to the Securities Insurer in reimbursement of all Insured
        Payments made pursuant to the Group II Notes Guaranty Insurance Policy
                                                                                     $0.00
                                                                             --------------
(xxiv)  (A) with respect to the GROUP I INTEREST RATE SWAP:
           the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                $0.00    ;
                                                                                                             -------------
           the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:              $0.00    ;
           the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                  $83,522.22   ;
                                                                                                     ---------------
           the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                       $0.00   ;
                                                                                                     ---------------
           and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
              $0.00               ; and
              --------------------
        (B) with respect to the GROUP II INTEREST RATE SWAP:
           the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:              $79,439.13   ;
                                                                                                              --------------
           the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:              $0.00      ;
                                                                                                              --------------
           the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                   $0.00        ;
                                                                                                      ---------------
           the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                   $0.00        ;
                                                                                                      ---------------
           and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
              $0.00
              --------------------

(xxv)   the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:                    $0.00       ;
                                                                                                        ---------------
        the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                    $0.00       ;
                                                                                                        ---------------
        Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:                 $0.00        ;
                                                                                                ---------------
        Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date               $0.00        ; and
                                                                                                ---------------
        Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:              $0.00
                                                                                                ---------------




                                Page 8 of 8 pages